Divestitures	9 Months Ended
Sep. 30, 2021
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Divestitures

8. DIVESTITURES

Effective May 1, 2021, the Company sold its GORR in the Marten Hills area of Alberta relating to the Conventional segment. Cenovus received cash proceeds of $102 million and recorded a before-tax gain of $60 million (after-tax gain – $47 million).
The Company sold Conventional segment assets in the Kaybob area in July 2021 and assets in the East Clearwater area in August 2021 for combined gross proceeds of approximately $82 million. For the three months ended September 30, 2021, a before-tax gain of $17 million (after-tax gain – $13 million) was recorded on the dispositions.